                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                          (AMENDMENT NO. _____________)

Filed by the Registrant                                         [X]
Filed by a Party other than the Registrant                      [ ]

Check the appropriate box:

[ ]     Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]     Definitive Proxy Statement

[ ]     Definitive Additional Materials
[ ]     Soliciting Material Pursuant to 240.14a-12

                         The Hartford Mutual Funds, Inc.
     -----------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

     -----------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.
[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

         (1)     Title of each class of securities to which transaction
                 applies:
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         (3)     Per unit price or other underlying value of transaction
                 computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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         (5)     Total fee paid:

[ ]      Fee paid previously by written preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid:
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         (3)      Filing Party:
         (4)      Date Filed:

                        THE HARTFORD MUTUAL FUNDS, INC.,
                                  ON BEHALF OF
                     THE HARTFORD SELECT MIDCAP GROWTH FUND


                                                               September 1, 2006


                     THE HARTFORD SELECT MIDCAP GROWTH FUND

Dear Shareholders:

     You are cordially invited to attend a Special Meeting of Shareholders (the "Meeting") of The Hartford Select MidCap Growth Fund (the "Fund"), a series of The Hartford Mutual Funds, Inc. (the "Company"). The Meeting will take place on November 16, 2006 at 10 a.m. Eastern Time at the offices of Hartford Investment Financial Services, LLC ("HIFSCO"), 200 Hopmeadow Street, Simsbury, Connecticut 06089.

     At the Meeting, shareholders will be asked to vote on the matters listed in the attached Notice of Special Meeting of Shareholders. As explained in the enclosed Proxy Statement, the purpose of the Meeting is (i) to vote on the approval of a sub-advisory agreement between HIFSCO, the Fund's investment manager, and Hartford Investment Management Company ("Hartford Investment Management"), an affiliate of HIFSCO, pursuant to which Hartford Investment Management will serve as the sole sub-adviser to the Fund and manage the Fund's assets; and (ii) to transact such other business as may properly come before the Meeting, or any adjournment(s) or postponement(s) thereof.


     The Company's Board of Directors has reviewed and approved this proposal and recommends that you vote FOR the proposal. The Proxy Statement provides more information on the proposed sub-advisory agreement. Please read it carefully, complete the enclosed proxy card, and return your completed proxy card in the enclosed, addressed, postage-paid envelope; or take advantage of the telephonic or Internet voting procedures described in the Proxy Statement. YOUR VOTE IS IMPORTANT. If we do not hear from you after a reasonable period of time, you may receive a telephone call from a representative of The Hartford Financial Services Group, Inc. ("The Hartford") or from our proxy solicitor, Computershare Fund Services, reminding you to vote your shares.


                                           Very truly yours,

                                           /s/ David M. Znamierowski



                                           David M. Znamierowski
                                           President and Chief Executive Officer

                             IMPORTANT INFORMATION

 We encourage you to read the enclosed Proxy Statement. However, we thought it would be helpful to provide brief answers to some questions.

Q. 1. WHAT PROPOSALS ARE SHAREHOLDERS BEING ASKED TO CONSIDER AT THE UPCOMING SPECIAL MEETING?

A. 1. Shareholders of The Hartford Select MidCap Growth Fund (the "Fund"), a series of The Hartford Mutual Funds, Inc. (the "Company"), are being asked to consider one proposal (the "Proposal"): to approve a proposed sub-advisory agreement (the "Agreement") between Hartford Investment Financial Services, LLC ("HIFSCO"), the Fund's investment manager, and Hartford Investment Management Company ("Hartford Investment Management"), an affiliate of HIFSCO, pursuant to which Hartford Investment Management will replace the Fund's current sub-advisers, Chartwell Investment Partners, LP ("Chartwell"), Goldman Sachs Asset Management, LP ("GSAM") and Northern Capital Management, LLC ("Northern Capital"), and manage the Fund's assets as the sole sub-adviser.

Q. 2. HOW WILL REPLACING CHARTWELL, GSAM AND NORTHERN CAPITAL WITH HARTFORD INVESTMENT MANAGEMENT BENEFIT THE FUND AND ITS SHAREHOLDERS?

A. 2. HIFSCO believes that replacing Chartwell, GSAM and Northern Capital with Hartford Investment Management as sub-adviser to the Fund will benefit Fund shareholders by: (1) reducing costs, due to the proposed lower management fee schedule; (2) providing access to a talented and experienced portfolio manager; and (3) increasing the potential for economies of scale by providing greater opportunities for additional asset growth.

Q. 3. WHY ARE SHAREHOLDERS BEING ASKED TO APPROVE A NEW SUB-ADVISORY AGREEMENT WITH HARTFORD INVESTMENT MANAGEMENT?


A. 3. The laws governing mutual funds require a fund to obtain shareholder approval before entering into a new advisory or sub-advisory agreement. The Fund operates pursuant to an order from the U.S. Securities and Exchange Commission that permits its investment manager to implement new investment sub-advisory agreements with sub-advisers for the Fund that are not affiliated with the investment manager with the approval of the Fund's Board of Directors but without shareholder approval (the "Order"). Under the Order, the investment manager may not enter into a sub-advisory agreement with a sub-adviser that is an "affiliated person," as defined in the Investment Company Act of 1940, as amended, of the Fund or the investment manager without that sub-advisory agreement being approved by Fund shareholders. Because Hartford Investment Management is affiliated with HIFSCO, shareholder approval of the proposed sub-advisory agreement is required.

Q.  4. WILL THE FUND'S INVESTMENT GOAL CHANGE IF THE PROPOSAL IS APPROVED?

A. 4. No. The Fund's investment goal of seeking long-term capital appreciation, as well as its policy of investing primarily in mid cap growth style stocks, will remain the same. However, it is expected that Hartford Investment Management will use different strategies to achieve this goal than Chartwell, GSAM and Northern Capital currently use. It is expected that Hartford Investment Management will use a quantitative multifactor approach to bottom-up stock selection, utilizing a set of varied market factors to model each stock's relative attractiveness, with a focus on those factors driving the market. Please refer to the enclosed Proxy Statement for additional information regarding Hartford Investment Management's investment approach.

Q.  5. WILL THE PROPOSAL RESULT IN HIGHER FUND EXPENSES?

A. 5. No. The Proposal will not increase Fund expenses. The Fund pays an advisory fee to HIFSCO and HIFSCO is responsible for paying the sub-advisory fee to Hartford Investment Management. If the Proposal is approved, HIFSCO has agreed to reduce the Fund's investment advisory fee schedule at all asset levels while the Fund's other fees will remain the same. Please refer to the Proxy Statement for further information on the reductions to the investment advisory fee schedule.

Q.  6. HAS THE BOARD OF DIRECTORS APPROVED THE PROPOSAL?

A. 6. Yes. The Board of Directors has reviewed and approved the Proposal, and recommends that you vote FOR the Proposal.

Q.  7. HOW CAN I VOTE?

A.  7. You can vote:

     - By mail: complete and return your proxy card in the addressed postage-paid envelope.

     - By telephone: call the toll-free number listed on your proxy card and follow the recorded instructions.

     - By Internet: log on to the website listed on your proxy card and follow the on-screen instructions.

     Whichever method you choose, please take the time to read the Proxy Statement before you vote.

Q.  8. WHEN SHOULD I VOTE?


A. 8. Please vote as soon as possible. Representatives of The Hartford or Computershare Fund Services, a firm authorized by The Hartford to assist in the solicitation of proxies, may be contacting you to urge you to vote on this important matter.

Q.  9. WHERE CAN I OBTAIN ADDITIONAL INFORMATION ABOUT THIS PROXY STATEMENT?

A.  9. For information about voting, please call toll-free 1-866-390-6174:


     To view The Hartford Mutual Funds' Annual Report for the year ended December 31, 2005, Semi-Annual Report for the period ended June 30, 2006, a copy of this Proxy Statement, or to obtain additional information about the Proxy
Statement:



     Please go to www.hartfordinvestor.com (see "Your Vote Counts! Get Your 2006 Proxy Information" under "Points of Interest" on or after September 18, 2006);


     Or call 1-888-843-7824 to request a copy.

                          THE ATTACHED PROXY STATEMENT
                       CONTAINS MORE DETAILED INFORMATION
                 ABOUT THE PROPOSAL. PLEASE READ IT CAREFULLY.

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

     A Special Meeting of Shareholders (the "Meeting") of The Hartford Select MidCap Growth Fund (the "Fund") a series of The Hartford Mutual Funds, Inc. (the "Company"), will take place on November 16, 2006 at 10 a.m. Eastern Time at the offices of Hartford Investment Financial Services, LLC ("HIFSCO"), 200 Hopmeadow Street, Simsbury, Connecticut 06089 for the following purposes:

     1. TO APPROVE A SUB-ADVISORY AGREEMENT BETWEEN HIFSCO, THE FUND'S INVESTMENT MANAGER, AND HARTFORD INVESTMENT MANAGEMENT COMPANY ("HARTFORD INVESTMENT MANAGEMENT"), AN AFFILIATE OF HIFSCO, PURSUANT TO WHICH HARTFORD INVESTMENT MANAGEMENT WILL SERVE AS SUB-ADVISER OF THE FUND AND MANAGE THE FUND'S ASSETS; AND

     2. TO TRANSACT SUCH OTHER ADDITIONAL MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

     The Board of Directors of the Company recommends that you vote FOR the proposal listed in this notice. Shareholders of record on August 21, 2006 are entitled to notice of and to vote at the Meeting.

     Please read the enclosed Proxy Statement carefully for information concerning the proposal to be placed before the Meeting or any adjournments or postponements thereof. Additional matters would include only matters that were not anticipated as of the date of the enclosed Proxy Statement.

     YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE FILL IN, SIGN, DATE, AND MAIL THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE, OR TAKE ADVANTAGE OF THE TELEPHONIC OR INTERNET VOTING PROCEDURES DESCRIBED IN THE PROXY STATEMENT, IN ORDER TO SAVE ANY FURTHER SOLICITATION EXPENSE. AN ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED.

                                      By order of the Board of Directors,

                                      /s/ Edward P. Macdonald

                                      Edward P. Macdonald
                                      Secretary


Dated: September 1, 2006

                        THE HARTFORD MUTUAL FUNDS, INC.

                              500 BIELENBERG DRIVE
                         WOODBURY, MINNESOTA 55125-4401

                     THE HARTFORD SELECT MIDCAP GROWTH FUND
                                  (THE "FUND")

                                PROXY STATEMENT

                               SEPTEMBER 1, 2006


     This proxy statement is furnished in connection with a solicitation of proxies made by, and on behalf of the Board of Directors (the "Board") of The Hartford Mutual Funds, Inc. (the "Company"), in connection with the Special Meeting of Shareholders of The Hartford Select MidCap Growth Fund (the "Fund"), to be held November 16, 2006, at 10 a.m., Eastern Time, at the offices of Hartford Investment Financial Services, LLC ("HIFSCO"), 200 Hopmeadow Street, Simsbury, Connecticut 06089, and at any adjournment(s) or postponement(s) of the Meeting.

     The purpose of the Meeting is set forth in the accompanying Notice. The approximate mailing date of this Proxy Statement is September 15, 2006. The costs of solicitation, including the cost of preparing and mailing the Notice of the Special Meeting of Shareholders and this Proxy Statement, will be paid by HIFSCO, the Fund's investment manager. Representatives of The Hartford Financial Services Group, Inc. ("The Hartford") or Computershare Fund Services ("Computershare"), a firm authorized by The Hartford to assist in the solicitation of proxies, may contact you to solicit your proxy by mail or by telephone. As the meeting date approaches, shareholders of the Fund may receive a telephone call from a representative of Computershare if their votes have not yet been received. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. These procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

     HIFSCO serves as the Fund's investment manager and the Company's administrator and principal underwriter. HIFSCO is principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

     Shareholders may revoke authority to vote their shares by giving written notice of revocation to the Secretary of the Company. Unless revoked, properly executed proxy cards that have been returned by shareholders without instructions will be voted "FOR" the proposal to approve a sub-advisory agreement between HIFSCO and Hartford Investment Management Company ("Hartford Investment Management") pursuant to which Hartford Investment Management will serve as sub-adviser of the Fund and manage the Fund's assets

(the "Proposal"). In instances where choices are specified by the shareholders in the proxy card, those shareholders' votes will be voted or the votes will be withheld in accordance with the shareholders' choices. Votes can be cast to approve or disapprove the Proposal. Abstentions and broker non-votes (proxy cards received by the Company from brokers or nominees when the broker or nominee has not received instructions from the beneficial owner or other persons entitled to vote and has no discretion to vote on a particular matter) will be counted as present for purposes of determining whether a quorum of shares is present at the Meeting, and will have the same effect as a vote "AGAINST" the Proposal. So far as the Board is aware, no matters other than those described in this Proxy Statement will be acted upon at the Meeting. Should any other matters properly come before the Meeting calling for a vote of shareholders, the persons named as proxies intend to vote upon such matters according to their best judgment.

     Shareholders may vote by completing and returning the enclosed proxy card. Shareholders may also vote by touchtone telephone or by Internet by following the instructions on the proxy card. To vote by Internet or by telephone, shareholders will need the "control number" that appears on the proxy card. After inputting this number, shareholders will be prompted to provide their voting instructions on the Proposal. Shareholders will have an opportunity to review the voting instructions and make any necessary changes before submitting the voting instructions and terminating the telephone call or Internet link.


     In all cases where a telephonic proxy is solicited by Computershare, the Computershare representative is required to ask for each shareholder's full name and address, or the Zip code or employer identification number, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Computershare representative is required to ask for the person's title and for confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information previously provided to Computershare, then the Computershare representative will explain the proxy voting process, read the Proposal listed on the proxy card and ask for the shareholder's instructions on the Proposal. Although the Computershare representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement. The Computershare representative will record the shareholder's instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call the Computershare representative immediately if his or her instructions are not correctly reflected in the confirmation.

     Although a shareholder's vote may be solicited and taken by telephone, each shareholder will also receive a copy of this Proxy Statement and may vote by mail using the enclosed proxy card or by touchtone telephone or the Internet as set forth on the proxy card. The last proxy vote received in time to be voted, whether by proxy card, touchtone telephone or Internet, will be the vote that is counted and will revoke all previous votes by the shareholder.

     Only those shareholders owning shares as of the close of business on August 21, 2006 (the "Record Date") may vote at the Meeting or any adjournment(s) or postponement(s) of the Meeting. Appendix A sets forth the issued and outstanding shares of the Fund as of the Record Date. Each full share outstanding is entitled to one vote, and each fractional share outstanding is entitled to a proportionate share of one vote. As a shareholder, you will not have appraisal rights in connection with the Proposal described in this Proxy Statement.

     The presence, either in person or by proxy, of shareholders owning a majority of shares of the Fund entitled to vote at the Meeting shall constitute a quorum. If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve any proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of votes. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposals that are the subject of the Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation, and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. If the Proposal receives a sufficient number of votes for approval prior to any adjournment, the Proposal shall be deemed adopted and shall not require any further shareholder approval at any adjournment or otherwise.

                                    PROPOSAL
                      APPROVAL OF A SUB-ADVISORY AGREEMENT
                  WITH HARTFORD INVESTMENT MANAGEMENT COMPANY

                                GENERAL OVERVIEW

     The Board is asking shareholders to vote on a proposal to approve, with respect to The Hartford Select MidCap Growth Fund (the "Fund"), a sub-advisory agreement between Hartford Investment Financial Services, LLC ("HIFSCO") and Hartford Investment Management Company ("Hartford Investment Management") (the "Agreement"), pursuant to which Hartford Investment Management will serve as sub-adviser to the Fund and will provide investment sub-advisory services to the Fund with respect to the Fund's assets.(1)


     HIFSCO serves as the Fund's investment manager pursuant to an investment management agreement between HIFSCO and the Company on behalf of the Fund. Pursuant to the investment management agreement, HIFSCO establishes the Fund's investment program and selects, supervises and evaluates the sub-adviser or sub-advisers who, in turn, make the Fund's investment decisions, subject to the oversight of the Fund's Board. HIFSCO recommends sub-advisers it believes will provide the Fund with high quality investment services consistent with the Fund's strategy of investing primarily in mid cap growth style stocks with potential for long-term capital appreciation. HIFSCO is also responsible for the overall monitoring of the Fund's sub-adviser(s). HIFSCO does not make the day-to-day investment management decisions for the Fund.


     Chartwell Investment Partners, LP ("Chartwell"), Goldman Sachs Asset Management, LP ("GSAM") and Northern Capital Management, LLC ("Northern Capital") (collectively, the "Current Sub-Advisers") are investment sub-advisers to the Fund. The Current Sub-Advisers are not affiliated with HIFSCO and discharge their responsibilities subject to HIFSCO's oversight and supervision. The Current Sub-Advisers are paid by HIFSCO, and not by the Fund, from the investment management fees HIFSCO receives from the Fund.

---------------

(1) Hartford Investment Management currently serves as sub-adviser to several other funds advised by HIFSCO pursuant to the same Agreement. Pursuant to its terms, and subject to approval by the relevant fund shareholders, the Agreement may be modified from time to time to apply to additional funds for which Hartford Investment Management will serve as sub-adviser. If the Agreement is approved on behalf of the Fund by the Fund's shareholders, HIFSCO and Hartford Investment Management will amend the Agreement to extend it to the Fund.

     HIFSCO recommended that the Board approve the engagement of Hartford Investment Management to serve as the sole sub-adviser to the Fund contingent upon shareholder approval of the Agreement. HIFSCO believes that replacing Chartwell, GSAM and Northern Capital with Hartford Investment Management as sub-adviser to the Fund will benefit Fund shareholders by: (1) reducing costs, due to the proposed lower management fee schedule; (2) providing access to a talented and experienced portfolio manager; and (3) increasing the potential for economies of scale by providing greater opportunities for additional asset growth. By replacing the Current Sub-Advisers with Hartford Investment Management, which will operate at cost, HIFSCO will be in a position to manage the Fund at a reduced management fee. HIFSCO made the recommendation to appoint Hartford Investment Management as sub-adviser to the Fund based on its confidence in Hartford Investment Management and in the investment expertise of the portfolio management team that will manage the Fund. Finally, HIFSCO believes that replacing the Current Sub-Advisers with Hartford Investment Management will enable the Fund to gain greater acceptance among potential investors, resulting in increased opportunities for growth.


     There are certain potential conflicts of interest raised by HIFSCO's recommendation to appoint its affiliate, Hartford Investment Management, to replace the Current Sub-Advisers, each an unaffiliated manager for the Fund. This action has the potential to provide substantial future benefits to HIFSCO. Appointing Hartford Investment Management, which charges HIFSCO at cost rather than at a market rate, is expected to increase profitability to HIFSCO over time, as additional assets under management will lower Hartford Investment Management's cost on a per share basis. However, HIFSCO believes that the appointment of Hartford Investment Management to replace the Current Sub-Advisers as the Fund's sub-adviser is in the best interests of shareholders, for the reasons set forth above. In addition, the proposed reduction in the management fee of the Fund at all asset levels serves to mitigate these potential conflicts of interest and will provide a long term benefit to Fund shareholders.


     The Board, including a majority of those Directors who are not "interested persons" of the Fund (as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act")), the Company or the investment manager ("Independent Directors"), approved HIFSCO's proposal to enter into the Agreement. The Agreement is subject to approval by the Fund's shareholders. More information about the Board's considerations is set forth under "Board of Directors' Considerations."

     The 1940 Act requires a fund to obtain shareholder approval of any investment advisory or investment sub-advisory agreement. The Company has received, and shareholders have approved reliance upon, an exemptive order from the U.S. Securities and Exchange Commission that permits HIFSCO to implement new investment sub-advisory agreements with sub-advisers for the Fund and to make changes to existing investment sub-advisory agreements with the approval of the Board but without shareholder approval (the "Order"), as long as the sub-adviser is not an affiliate of HIFSCO. The Order does not eliminate the shareholder approval requirement where HIFSCO hires an affiliated person to serve as sub-adviser to the Fund. Since Hartford Investment Management is a subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"), which also controls HIFSCO, Hartford Investment Management is affiliated with HIFSCO. Therefore, shareholder approval of the proposed Agreement, which is described more fully below, is required.

                  DESCRIPTION AND COMPARISON OF THE AGREEMENT

     The following discussion of the terms of the Agreement is qualified in its entirety by reference to the Agreement, a form of which is attached hereto as Appendix B.

     Under the Agreement, Hartford Investment Management will serve as sub-adviser and provide investment sub-advisory services to the Fund with respect to the Fund's portfolio. The following discussion summarizes key terms of the Agreement and the obligations of Hartford Investment Management, indicating any material differences between the Agreement as proposed and the replaced sub-advisory agreements between HIFSCO and Chartwell, GSAM and Northern Capital (the "Replaced Agreements"). Overall, the material terms of the Replaced Agreements are substantially similar to each other, and the material terms of the Agreement with Hartford Investment Management are substantially similar to those of the Replaced Agreements.

     Under the Replaced Agreements, each sub-adviser provides investment sub-advisory services to the Fund with respect to a portion of the Fund's assets, as determined by HIFSCO. Under the Agreement, HIFSCO's responsibilities as the Fund's investment manager will generally remain unchanged, including its responsibility to oversee and review the performance of the Fund's sub-adviser. However, because Hartford Investment Management will be the sole sub-adviser under the Agreement, Hartford Investment Management will provide investment management services to all of the Fund's assets, rather than to just a portion.

     If the Proposal is approved, as set forth in the Agreement, Hartford Investment Management will perform investment management services with respect to the Fund's assets in conformity with the Company's Articles of Incorporation and By-Laws, each as amended from time to time, the 1940 Act and other applicable laws. The Agreement will require Hartford Investment Management to provide advisory services in accordance with the investment objectives, policies and restrictions of the Fund as set forth in the Fund's prospectus and statement of additional information, and in accordance with any investment guidelines or other instructions received in writing from HIFSCO, and subject further to such policies and instructions as the Board or HIFSCO may from time to time establish and deliver to Hartford Investment Management.

     The Agreement will provide that Hartford Investment Management, in consultation with HIFSCO as appropriate, will make all determinations with respect to the investment of Fund assets and the purchase or sale of portfolio securities. The Agreement requires Hartford Investment Management to report to the Board at its regular periodic meetings. These reports would cover Hartford Investment Management's economic outlook and investment strategy and a discussion of the portfolio activity and the performance of the Fund's assets sub-advised by Hartford Investment Management. Copies of all such reports would be furnished to HIFSCO for examination and review within a reasonable time prior to the presentation of such reports to the Company's Board.

     Consistent with the terms of the Agreement, Hartford Investment Management would be permitted, in its discretion, to select broker-dealers that would execute the purchases and sales of portfolio securities for the Fund. In selecting broker-dealers, Hartford Investment Management would be required to use its best efforts to obtain the best net security price available for the Fund. Additionally, subject to and in accordance with any directions that the Board may issue from time to time, Hartford Investment Management may also be authorized to effect individual securities transactions at commission rates in excess of the minimum commission rates available, if Hartford Investment Management determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker or dealer, viewed in terms of either that particular transaction or Hartford Investment Management's overall responsibilities with respect to the Fund and Hartford Investment Management's other advisory clients. Hartford Investment Management will promptly communicate to the Board such information relating to portfolio transactions as it may reasonably request.

     The Agreement will not prevent Hartford Investment Management from acting as investment manager or manager for any other investment companies or other clients, whether or not the investment objectives or policies of any such other clients are similar to those of the Fund, provided that the provision of such services to those other clients does not impair Hartford Investment Management's ability to provide services to the Fund under the Agreement.

     The Agreement will provide that, as compensation for the performance of the services by Hartford Investment Management, HIFSCO shall, as promptly as possible after the last day of each calendar quarter, pay Hartford Investment

Management the equivalent of all direct and indirect expenses incurred in the performance of its duties under this Agreement (indirect expenses may include an allocation of expenses for various support services for Hartford Investment Management's operations, such as legal, human resources, accounts payable, employee benefits and other services). This will be Hartford Investment Management's sole compensation for sub-advisory services provided to the Fund. Hartford Investment Management will not be entitled to a fee calculated on the basis of the Fund's average daily net assets.

     Pursuant to the Agreement, Hartford Investment Management will not be liable for any loss or losses suffered by the Fund by reason of any investment made by Hartford Investment Management in the performance of its duties under the Agreement, except for those losses resulting from (i) willful misfeasance, bad faith or gross negligence on Hartford Investment Management's part in the performance of its duties or (ii) reckless disregard by Hartford Investment Management of its obligations under the Agreement. These liability provisions are similar to those in the Replaced Agreements, which limited liability of the sub-advisers, except for losses to the Fund from gross negligence, bad faith, willful misfeasance, or reckless disregard of duties. The Replaced Agreements also contained indemnity provisions, which stated that the sub-adviser would indemnify HIFSCO for any liability and expenses as a result of gross negligence, bad faith, willful misfeasance, or reckless disregard of duties, and that HIFSCO would indemnify the sub-adviser for the same. The Agreement does not contain a similar provision.


     Additionally, the Replaced Agreements provide that neither HIFSCO nor any of the Current Sub-Advisers will be held responsible for non-performance of any obligation under the Replaced Agreements due to a reason or cause beyond HIFSCO's or any of the Current Sub-Adviser's control, which includes any breakdown or failure of transmission, communication or computer facilities, postal or other strikes or similar industrial action and the failure of any relevant exchange, clearing house and/or broker for any reason to perform its obligations. In the case of the Agreement, no such force majeure provision is provided.



     Subject to shareholder approval, it is expected that the Agreement will take effect on or about December 4, 2006. The Agreement will provide that it will remain in effect for its initial two-year term and will continue thereafter from year to year, if the Board or a majority of the outstanding voting securities of the Fund, in either case with the support of a majority of the Independent Directors, specifically approves its continuance at least annually. The Agreement will provide that it can be terminated at any time, without the payment of any penalty, by the Board, by a majority of the Fund's outstanding voting securities, or by HIFSCO, on sixty days' written notice to Hartford Investment Management. The Agreement will also be terminable by Hartford Investment

Management on sixty days' written notice to HIFSCO, but such termination would not be effective until (i) HIFSCO shall have contracted with one or more persons to serve as a successor to Hartford Investment Management in its role as sub-adviser to the Fund and (ii) those person(s) have assumed that position. The Agreement will terminate automatically in the event of its assignment or in the event of an assignment or termination, for any reason, of the investment management agreement between HIFSCO and the Company.

     With the exception of the fees to be paid under each agreement or as otherwise discussed above, the terms of the Agreement between HIFSCO and Hartford Investment Management are substantially similar to the terms of the Replaced Agreements.

     The form of the Agreement is attached as Appendix B to this Proxy Statement. The above description of the terms of the Agreement is qualified in its entirety by reference to Appendix B.

                     INFORMATION ABOUT HARTFORD INVESTMENT
                               MANAGEMENT COMPANY


     Hartford Investment Management, a Delaware corporation with its main offices located at 55 Farmington Avenue, Hartford, Connecticut 06105, is a professional money management firm that provides services to investment companies, employee benefit plans, its affiliated insurance companies and other institutional accounts. Hartford Investment Management is a wholly owned subsidiary of The Hartford, which is located at Hartford Plaza, 690 Asylum Avenue, Hartford, Connecticut 06115. As of June 30, 2006, Hartford Investment Management had investment management authority over approximately $118 billion in assets. As of June 30, 2006, Hartford Investment Management provided sub-advisory services for mutual funds advised by HIFSCO or its affiliate representing 25 funds.


     Currently, Hartford Investment Management is primarily a fixed income manager, although it also engages in passive equity index management and asset allocation for certain Hartford-sponsored mutual funds, and in June 2006 commenced active equity management of a portion of two Hartford-sponsored mutual funds. In 2005, recognizing capacity constraints in various significant actively managed equity classes, which could negatively affect HIFSCO's ability to find qualified sub-advisers with sufficient capacity for the Hartford-sponsored mutual funds, Hartford Investment Management undertook to develop an active equity management capability. After an extensive search, Hartford Investment Management hired Hugh Whelan, who will be the portfolio manager of the Fund for Hartford Investment Management. Mr. Whelan has sixteen years of investment management experience and currently serves as Hartford Investment Management's Executive Vice Presi-dent for Quantitative Strategies. Prior to joining Hartford Investment Management in 2005, Mr. Whelan was head of Quantitative Equities at ING where he was responsible for the team managing large cap, mid cap and small cap quantitative equity strategies and for managing ING's quantitative equity research group. Prior to 1999, Mr. Whelan was a quantitative portfolio manager and analyst in ING's fixed income group. Mr. Whelan earned a B.S. degree in Geology and an M.S. in Petroleum Geology from Stanford University and an M.B.A. from the University of Pennsylvania's Wharton School of Finance.

     Hartford Investment Management and Mr. Whelan have assembled a Multi-Discipline Equity Team of portfolio managers, research analysts and other investment personnel to support Hartford Investment Management's active equity management function. The core of Hartford Investment Management's
Multi-Discipline Equity Team has been together since 2002 and uses a quantitative multifactor investment approach to stock selection.

     During the Fund's last fiscal year, Hartford Investment Management did not receive any fees, commissions or other payments from the Fund. Appendix C to this Proxy Statement sets forth information regarding the principal executive officers and directors of Hartford Investment Management and the principal executive officers of the Company.

     David M. Znamierowski currently serves as President of Hartford Investment Management. Mr. Znamierowski is also the President and Chief Executive Officer of the Company and has been a director of the Company since 1999. No other officer or director of the Fund is currently an officer, employee, director or shareholder of Hartford Investment Management. Mr. Znamierowski, Thomas Marra and Lowndes Smith, the interested directors of the Fund and each of the Fund's officers have an equity ownership interest in The Hartford, the parent company of Hartford Investment Management.

                             MORE INFORMATION ABOUT
                        ANTICIPATED BENEFITS TO THE FUND

     If shareholders approve the Proposal, the Fund's investment goal of seeking long-term capital appreciation, as well as its policy of investing primarily in mid cap growth style stocks, will remain the same. However, the Fund will no longer employ a "multi-manager" approach, whereby portions of the Fund's cash flows are allocated among different money managers who employ distinct investment styles intended to complement one another. In addition, Hartford Investment Management will use different strategies to achieve the Fund's goal than Chartwell, GSAM and Northern Capital currently use.

     It is anticipated that Hartford Investment Management will use a quantitative multifactor approach to "bottom-up" stock selection, utilizing a set of varied market factors to model each stock's relative attractiveness, with a focus on those factors driving the market. In addition, Hartford Investment Management will manage the assets of the Fund, as determined by HIFSCO, with oversight by the Fund's Board of Directors.

     The replacement of Chartwell, GSAM and Northern Capital with Hartford Investment Management as sub-adviser will significantly reduce shareholder expenses. In connection with the Proposal, HIFSCO has agreed to a new management fee schedule, which provides reductions in the management fees the Fund will pay at all asset levels. The current and proposed fee schedules are set forth below under "Fees and Expenses."

     HIFSCO believes that replacing the Current Sub-Advisers with Hartford Investment Management will enable the Fund to gain greater acceptance among potential investors, resulting in increased opportunities for growth. To the extent that the Fund's assets grow, there may be additional opportunities for shareholders to benefit from economies of scale.

                       BOARD OF DIRECTORS' CONSIDERATIONS

     Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act"), requires that each mutual fund's board of directors, including a majority of those directors who are not "interested persons" of the mutual fund, as defined in the 1940 Act ("Independent Directors"), review and approve each new investment advisory and sub-advisory agreement.

     At a board meeting held on August 1-2, 2006, the Board of Directors of the Fund, including each of the Independent Directors, voted to approve the investment sub-advisory agreement between Hartford Investment Financial Services, LLC ("HIFSCO"), and Hartford Investment Management Company ("Hartford Investment Management") (the "Agreement").


     In advance of the August meeting, the Board requested, received, and reviewed written responses from HIFSCO and Hartford Investment Management to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board also received in-person presentations from management regarding the capabilities of Hartford Investment Management's multi-discipline equity management team and the associated benefits to the Fund and its shareholders. The Board's Investment Committee also received an in-person presentation from the proposed portfolio manager about the team's capabilities and the associated benefits to shareholders at its meeting on August 1, 2006. In addition, the Board received information with respect to Hartford Investment Management in connection with the Board's consideration of Hartford Investment Management's re-approval as a sub-adviser to certain of the Company's fixed income and asset allocation funds on August 1-2, 2006, and, with respect to the proposed portfolio management team for the Fund, when Hartford Investment Management was approved as an additional sub-adviser to one of the Company's equity funds on June 20-21, 2006.


     In determining to approve the Agreement, the Board determined that the Agreement, including the appointment of Hartford Investment Management as sub-adviser, was fair and reasonable and in the best interests of the Fund and its shareholders.

     In determining to approve the Agreement, the Board considered the following categories of material factors, among others, relating to the Agreement.

NATURE, EXTENT AND QUALITY OF SERVICES


     The Board requested and considered information and data concerning the nature, extent, and quality of the services to be provided to the Fund by Hartford Investment Management. The Board considered, among other things, the terms of the Agreement, the range of services to be provided, and Hartford Investment Management's organizational structure, systems and personnel. The Board received information on the background and experience of senior management and relevant investment and other personnel at Hartford Investment Management, and the adequacy of the time and attention that they would devote to the Fund. The Board considered Hartford Investment Management's reputation and overall financial strength, noting that Hartford Investment Management's current reputation and the Board's past experience with Hartford Investment Management was predominantly based on Hartford Investment Management's performance as a fixed income manager. The Board also noted that although Hartford Investment Management is primarily a fixed income manager, it also engages in passive equity index management and asset allocation for certain Hartford-sponsored mutual funds, and in June 2006 commenced active equity management of a portion of two Hartford-sponsored mutual funds. The Board also considered Hartford Investment Management's efforts and progress in building its active management capability.



     The Board also considered the experience and reputation of equity personnel hired by Hartford Investment Management to service the Fund, and the level of support provided by the organization as a whole. The Investment Committee met with Hugh Whelan, the proposed portfolio manager for the Fund. The Board considered HIFSCO's representations and judgment that, although Mr. Whelan's team has not previously managed a mid cap growth fund using the proposed quantitative strategy, Mr. Whelan's prior experience with various institutional products, success in managing mid cap assets in another strategy, and success in implementing a quantitative investment approach demonstrate his ability to manage assets in the mid cap growth mandate. The Board also considered HIFSCO's and Hartford Investment Management's investments in infrastructure in light of increased regulatory requirements and the needs of Hartford Investment Management's proposed active equity management function.


     The Board also requested and evaluated information concerning Hartford Investment Management's regulatory and compliance environment. The Board focused on regulatory and compliance matters particular to the management of equity securities as opposed to fixed income securities. In this regard, the Board requested and reviewed information on Hartford Investment Management's compliance policies and procedures, compliance history, and reports from the Fund's Chief Compliance Officer on Hartford Investment Management's compliance with applicable laws and regulations, including its responses to regulatory developments and compliance issues raised by regulators. The Board also noted HIFSCO's and Hartford Investment Management's support of the Company's compliance control structure, particularly the resources devoted by HIFSCO and Hartford Investment Management in support of the Company's obligations pursuant to Rule 38a-1 under the 1940 Act.

     With respect to the day-to-day portfolio management services to be provided by Hartford Investment Management, the Board considered the quality of Hartford Investment Management's investment personnel (including its ability to attract and retain qualified investment professionals); its investment philosophy and process (and adherence to that philosophy and process); and its investment research capabilities and resources, performance record, and trade execution capabilities and experience. The Board noted the quality of the presentations to and communications with the Board, and responsiveness to Board inquiries, of Hartford Investment Management, including in particular Mr. Whelan and senior management of Hartford Investment Management in their in-person discussions with the Board and their discussions with the Investment Committee. The Board recognized that HIFSCO is responsible for the overall management of the Fund, provides investment advisory services in connection with selecting, monitoring and supervising the Fund's sub-advisers, and had recommended to the Board that Hartford Investment Management be appointed as a sub-adviser to the Fund.

     In considering this information, the Board evaluated not only the information presented to the Board and the Investment Committee in connection with its consideration of the Agreement, but also the Board's experience through past interactions with HIFSCO and Hartford Investment Management. Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services to be provided to the Fund by HIFSCO and Hartford Investment Management.

PERFORMANCE


     The Board considered the investment performance of the Fund as managed by Chartwell, GSAM and Northern Capital. In this regard, the Board considered information and materials provided to the Board from HIFSCO comparing the Fund's investment performance since its inception on January 1, 2005 with appropriate benchmark indices, and with a performance universe of funds selected by Lipper, Inc., an independent provider of investment company data ("Lipper"). The Board noted that the comparative data demonstrated that the Fund had ranked in the 64th percentile, or in the bottom half, for its one-year performance as compared to its peer funds. The Board also noted that its one-year and since-inception date returns under Chartwell, GSAM and Northern Capital were below its benchmarks.



     As Hartford Investment Management does not have a performance track record for active equity management, HIFSCO and Hartford Investment Management presented information regarding the performance record of funds managed by Mr. Whelan for his previous employer between 2000 and 2005. Mr. Whelan was a member of the investment management team responsible for these funds since 1999, and served in a leadership capacity on the team from 2001 to 2005. The Board reviewed materials that compared the performance of funds previously managed by Mr. Whelan and his team to the performance of appropriate benchmarks and other matrices as well as to a universe of funds selected by Lipper. HIFSCO and Hartford Investment Management provided additional information about the broad range of Mr. Whelan's and his team's recent investment experience and about their investment philosophy and process. The Board considered HIFSCO's representations and judgment that although Mr. Whelan's team has not previously managed a mid cap growth fund using the proposed quantitative strategy, the team has demonstrated its ability to do so by successfully managing mid cap assets in another strategy and successfully using a similar quantitative strategy in different assets classes. The Board, at prior meetings, and the Investment Committee also had extensive in person discussions with Mr. Whelan about his investment philosophy, process and experience.


     Based on these considerations, the Board concluded that, while there could be no guarantee of future results, the Board was satisfied that Hartford Investment Management has the capability of providing satisfactory investment performance for the Fund.

COSTS OF THE SERVICES AND PROFITABILITY OF HIFSCO AND HARTFORD
INVESTMENT MANAGEMENT

     The Board reviewed information regarding HIFSCO's and Hartford Investment Management's costs to provide investment management and related services to the Fund and the profitability to them from managing the Fund. The Board considered information related to both HIFSCO and Hartford Investment Management because it was proposed that Hartford Investment Management be reimbursed for its costs rather than receive a set fee, with the result that any profitability from managing the Fund would be realized only with respect to HIFSCO. The Board also had information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of its relationships with the Fund. In evaluating HIFSCO's profitability, the Board considered that initially HIFSCO did not anticipate making a profit, and that future profitability to HIFSCO would depend on the growth of Hartford Investment Management's equity assets under management. The Board considered statements by HIFSCO that HIFSCO's profitability from the Fund is not expected to increase over the course of the next year.


     The Board reviewed with HIFSCO the assumptions and allocation methods used in preparing the cost and profitability data provided to the Board. The Board recognized that allocation methods are inherently subjective, and different methods may be reasonable although they lead to different results. The Board noted the difficulty in obtaining reliable comparative data about adviser profitability, since such information is not generally publicly available and is impacted by numerous factors, including the structure of an adviser's organization, the types of funds it manages, and the adviser's capital structure and costs of capital. The Board considered HIFSCO's profitability from managing the Fund as compared to HIFSCO's profitability from managing other Funds. In addition, the Board considered the profitability of HIFSCO's relationship with the Fund on a pre-tax basis without regard to distribution expenses.


     Based on these considerations, the Board concluded that the profits anticipated to be realized by HIFSCO, Hartford Investment Management and their affiliates from their relationships with the Fund would not be excessive.

COMPARISON OF FEES AND SERVICES PROVIDED BY HIFSCO AND HARTFORD INVESTMENT MANAGEMENT

     The Board considered comparative information with respect to the investment management fees to be paid by the Fund to HIFSCO and its affiliates. In this regard, the Board received information from HIFSCO and Hartford Investment Management relating to the management fees, sub-advisory fees, and total operating expenses for the Fund. HIFSCO also referenced information comparing the Fund's management fees and total expense ratio relative to those of a peer group of funds identified by Lipper as being in the mid capitalization growth category. The Board considered that according to the information provided by Lipper, the proposed management fee is below the average and median fee for the Fund's peer group at all asset levels. While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds, and the different business models and cost structures of advisers, the comparative information assisted the Board in evaluating the reasonableness of the Fund's management advisory and sub-advisory fees.


     In considering the reasonableness of the Fund's fees and total expense ratios, the Board considered that the overall management fee for the Fund would be lower under the Proposal as a result of HIFSCO's agreement to reduce the Fund's management fees at all asset levels, as described in these proxy materials under the caption "Fees and Expenses." The Board also considered HIFSCO's representation that it would be able to reduce the Fund's management fee at all asset levels because it would realize cost savings as a result of having one affiliated sub-adviser, Hartford Investment Management, serve as sub-adviser for all of the Fund's assets.


     Based on these considerations, and after taking into account the fee reductions noted above, the Board concluded that the comparative information reviewed indicates that the Fund's management fee and sub-advisory fee and total operating expenses are within a range that is competitive and, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, supports the conclusion that these fees and expenses are reasonable.

ECONOMIES OF SCALE

     The Board considered the extent to which economies of scale would be realized as the Fund grows and whether the fee levels reflect these economies of scale for the benefit of the Fund's investors.

     The Board reviewed the breakpoints in the management fee schedule, which reduce management fees, sub-advisory fees and operating expenses as Fund assets grow over time. These breakpoints provide economies of scale to the Fund and its shareholders in that, as the Fund grows, its effective management and sub-advisory fee rates decline. The Board recognized that the Fund would continue to benefit from economies of scale with assets beyond the last breakpoint, because additional assets are charged the lowest breakpoint fee, resulting in a lower overall effective management fee rate. The Board considered that the Fund may achieve some economies as certain fixed expenses are spread over a larger asset base, noting that there is no precise way to measure such economies, and that certain expenses do not necessarily decrease as assets increase. The Board considered management's representation that the replacement of the Current Sub-Advisers with Hartford Investment Management would enable the Fund to gain greater acceptance among potential investors, resulting in increased opportunities for growth. The Board noted that increasing assets would increase the likelihood that shareholders would benefit from the breakpoints in the management fee schedule.

     The Board received information regarding HIFSCO's and Hartford Investment Management's realization of economies of scale with respect to the Fund. The Board considered representations from HIFSCO that the initial start-up costs Hartford Investment Management would incur in building its equity management capability relating to the Fund would be high relative to the small amount of assets under management. However, the Board considered that HIFSCO and Hartford Investment Management were likely to realize some economies of scale over time as Hartford Investment Management's equity assets under management increased, which the Board would consider in determining whether to renew the agreement on an annual basis.

     After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund's investors, based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

OTHER BENEFITS

     The Board considered information regarding other benefits to HIFSCO, Hartford Investment Management and their affiliates from their relationships with the Fund. The Board considered Hartford Investment Management's statements that Hartford Investment Management was undertaking a review of its soft dollar practices in light of the recent addition of equity management capability, but that it had determined that at present Hartford Investment Management will utilize soft dollars to obtain only: (i) brokerage services; (ii) research created and provided by a broker-dealer involved in effecting a trade (i.e., research provided by a full service broker-dealer, or provided by a broker-dealer to which a portion of a trade is directed for the purpose of obtaining access to the research, in either case on a bundled basis); and (iii) access to management personnel. The Board considered Hartford Investment Management's representations that Hartford Investment Management will not at present utilize soft dollars to obtain research from parties who have no role in effecting a trade, although Hartford Investment Management's practices could change in the future. The Board considered that these soft dollar practices would benefit Hartford Investment Management by providing it with research that could be utilized with its other active equity clients. The Board also considered that the following companies, which are affiliates of Hartford Investment Management, provide services to the Fund and receive compensation from the Fund:

     - HIFSCO serves as the Fund's principal underwriter and receives 12b-1 fees from the Fund.

     - Hartford Life Insurance Company provides fund accounting services to the Fund and receives fund accounting fees from the Fund.

     - The Fund currently pays the cost of certain legal services in support of the Fund provided by personnel of Hartford Life Insurance Company, but such cost will be absorbed by Hartford Life Insurance Company as of January 1, 2007.

     - Hartford Administrative Services Company, the Fund's transfer agent, receives transfer agency compensation from the Fund.

                                   * * * * *

     Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders to approve the Agreement with Hartford Investment Management. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met with independent legal counsel to review the relevant materials and consider their responsibilities under relevant laws and regulations.

                                 REQUIRED VOTE

     Approval of the Agreement by the Fund's shareholders requires an affirmative vote of the lesser of (i) 67% or more of the Fund's shares present at the Meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund. Unless otherwise instructed, the proxies will vote properly executed proxy cards FOR the approval of the Proposal.

     THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

                                 OTHER MATTERS

     Management does not intend to present any business to the Meeting not mentioned in this Proxy Statement and currently knows of no other business to be presented. If any other matters are brought before the Meeting, the persons named as proxies will vote on such matters in accordance with their judgment of the best interests of the Company.

                               BENEFICIAL OWNERS

     As of July 31, 2006, all directors and officers as a group owned less than 1% of the outstanding shares of each class of the Fund's shares. As of July 31, 2006, to the knowledge of the Company, no person owned beneficially more than 5% of the outstanding shares of any class of shares of the Fund, except as listed in Appendix D.

     As of July 31, 2006, none of the Independent Directors (or their immediate family members) had share ownership in securities of the Company's investment manager or principal underwriter or in an entity controlling, controlled by or under common control with the investment manager or principal underwriter (not including registered investment companies).

                               FEES AND EXPENSES

     Currently, the Fund pays HIFSCO an investment advisory fee at the following annual rates (calculated as a percentage of the Fund's average daily net assets):

AVERAGE DAILY NET ASSETS                          ANNUAL RATE
------------------------                          -----------
First $500 million.............................      0.90%
Next $500 million..............................      0.85%
Amount Over $1 billion.........................      0.80%

     If the sub-advisory agreement with Hartford Investment Management is approved, HIFSCO has agreed to reduce its investment advisory fee in accordance with the following schedule:

AVERAGE DAILY NET ASSETS                          ANNUAL RATE
------------------------                          -----------
First $500 million.............................      0.75%
Next $500 million..............................      0.70%
Amount Over $1 billion.........................      0.65%


     As of July 31, 2006, net assets in the Fund were $55,499,786.


     HIFSCO will pay all expenses relating to this Notice and Proxy Statement and the Meeting, including the printing, mailing, solicitation and vote tabulation expenses and out-of-pocket expenses.

     The companies listed below, which are affiliates of Hartford Investment Management, provide services to the Fund, and will continue to do so whether or not Fund shareholders approve the Agreement with Hartford Investment Management.

     HIFSCO provides investment advisory services to the Fund. HIFSCO is located at 200 Hopmeadow Street, Simsbury, Connecticut 06089. For the fiscal year ended October 31, 2005, the Fund paid HIFSCO $103,727.

     In addition, HIFSCO serves as the Fund's principal underwriter and receives 12b-1 fees from the Fund. As underwriter, HIFSCO is responsible for the sale and distribution of fund shares. For the fiscal year ended October 31, 2005, the Fund paid HIFSCO a total of $44,324 in 12b-1 fees.

     Hartford Life Insurance Company ("Hartford Life") provides fund accounting services to the Fund. For the fiscal year ended October 31, 2005, the Fund paid Hartford Life a total of $2,305 for fund accounting services rendered and expenses assumed.


     In addition, Hartford Life provides certain legal services to the Fund. For the fiscal year ended October 31, 2005, the Fund paid Hartford Life a total of $67 for such services.



     Hartford Administrative Services Company ("HASCO") performs transfer agency services for the Fund. HASCO is located at 500 Bielenberg Drive, Woodbury, Minnesota 55125. HASCO issues and redeems shares of the Fund and disburses any dividends declared by the Fund. For the fiscal year ended October 31, 2005, the Fund paid HASCO a total of $32,034 for transfer agency services.


                              SHAREHOLDER MAILINGS

     To help lower the impact of operating costs, the Fund attempts to eliminate mailing duplicate documents to the same address. When two or more Fund shareholders have the same last name and address, the Fund may send only one prospectus, annual report, semiannual report, general information statement or proxy to that address, rather than mailing separate documents to each shareholder. Shareholders may opt out of this single mailing at any time by calling the Fund at 1-888-843-7824 or writing to the Fund at The Hartford Mutual Funds, P.O. Box 64387 St. Paul, Minnesota 55164-0387, and requesting additional copies of Fund documents. Shareholders sharing a single mailing address who are currently receiving multiple copies of Fund documents can request delivery of a single copy instead by calling the same telephone number or writing to the same address.


     A COPY OF THE COMPANY'S MOST RECENT ANNUAL REPORT, MOST RECENT SUCCEEDING SEMI-ANNUAL REPORT, PROSPECTUS, AND PROXY, ARE AVAILABLE UPON REQUEST AND WITHOUT CHARGE.

     If you would like to view a copy on the Internet, please go to www.hartfordinvestor.com (see "Your Vote Counts! Get Your 2006 Proxy Information" under "Points of Interest"). Alternatively, if you would like to receive a copy, please contact the Fund at P.O.Box 64387, St. Paul, Minnesota 55164-0387 or call 1-888-843-7824, and a copy will be sent, without charge, by first class mail within three business days of your request.

                             SHAREHOLDER PROPOSALS

     The Fund is not required to hold annual meetings of shareholders and currently does not intend to hold such meetings, unless shareholder action is required in accordance with the 1940 Act. To be considered for inclusion in the proxy statement at any subsequent meeting of shareholders, a shareholder proposal must be submitted to the Fund at the address above at a reasonable time before the proxy statement for that meeting is mailed. Whether a proposal is included in the proxy statement will be determined in accordance with applicable federal and state laws. The timely submission of a proposal does not guarantee its inclusion.

                                            By order of the Board of Directors,

                                            /s/ Edward P. Macdonald

                                            Edward P. Macdonald
                                            Secretary


September 1, 2006

                              [FORM OF PROXY CARD]

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY


THE HARTFORD SELECT MIDCAP GROWTH FUND
C/O PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735


     VOTING BY TELEPHONE. Call toll-free 1-866-241-6192 and follow the recorded instructions.


     VOTING BY INTERNET. Log on to https://vote.proxy-direct.com and follow the on-screen instructions.

     VOTING BY MAIL. Complete and return your proxy card in the addressed envelope.

     If you vote by telephone or Internet, you do not need to mail your proxy.


   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE HARTFORD
                        MUTUAL FUNDS, INC. ON BEHALF OF
                     THE HARTFORD SELECT MIDCAP GROWTH FUND

     PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD NOVEMBER 16, 2006

The undersigned appoints Tamara Fagely, Edward Macdonald and Michael Phillips or each of them separately with power to act without the other and with the right of substitution in each, the proxies of the undersigned (the "Proxies"), to vote, as designated herein, all shares of The Hartford Select MidCap Growth Fund (the "Fund") held by the undersigned on August 21, 2006, at a Special Meeting of Shareholders (the "Meeting") to be held at the offices of Hartford Investment Financial Services, LLC, 200 Hopmeadow Street, Simsbury, Connecticut, on November 16, 2006 at 10 a.m., Eastern Time, and at any adjournments or postponements thereof, upon the matters on the reverse as set forth in the Notice of Special Meeting of Shareholders and Proxy Statement, with all powers the undersigned would possess if present in person.

By executing this proxy, the undersigned revokes all previous proxies with respect to the Meeting and acknowledges receipt of the Notice of Special Meeting of Shareholders and Proxy Statement. This proxy may be revoked at any time before it is exercised by giving written notice of revocation to the Secretary of the Fund or by executing a superceding proxy.

                                  Date
                                      ------------------------------------------


                                  ----------------------------------------------
                                  Signature(s)             (Please sign in box)


                                  Please sign exactly as name appears to the left. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If signing for a corporation, please sign in full corporate name by authorized person. If signing for a partnership, please sign in partnership name by authorized person.

THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE MATTER SET FORTH BELOW. IT IS UNDERSTOOD THAT IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" SUCH MATTER.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS OF THE MEETING. IF YOU WISH TO VOTE IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS, SIMPLY SIGN AND DATE THIS PROXY CARD AND RETURN IT IN THE ENVELOPE PROVIDED.

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. PLEASE DO NOT USE FINE POINT PENS.


 [ ]          [ ]          [ ]             PROPOSAL TO APPROVE A SUB-ADVISORY
 FOR        AGAINST      ABSTAIN           AGREEMENT WITH HARTFORD INVESTMENT
                                           MANAGEMENT COMPANY.


PLEASE VOTE, SIGN, DATE AND PROMPTLY RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE.
                                   THANK YOU!

                                   APPENDIX A

                   FUND SHARES OUTSTANDING ON AUGUST 21, 2006

                     THE HARTFORD SELECT MIDCAP GROWTH FUND


                              SHARES OUTSTANDING
CLASS                           ON RECORD DATE
-----                         ------------------
Class A                          2,093,313.46
Class B                            336,365.75
Class C                            343,912.55
Class Y                          2,541,465.34
Total                            5,315,057.10

                                   APPENDIX B

                                    FORM OF
                         INVESTMENT SERVICES AGREEMENT

     This investment services agreement is made by and between Hartford Investment Financial Services, LLC, a Delaware limited liability company ("HIFSCO") and Hartford Investment Management Company, a Delaware corporation ("Hartford Investment Management").

     WHEREAS, HIFSCO has entered into an agreement for the provision of investment management services (the "Principal Advisory Contract") to the ITT
Hartford Mutual Funds, Inc. (the "Company"), currently comprised of           ,
and

     WHEREAS, HIFSCO wishes to engage Hartford Investment Management to provide
investment management services to           (each a "Portfolio" and together the
"Portfolios"), and

     WHEREAS, Hartford Investment Management is willing to perform such services on behalf of the Portfolio upon the terms and conditions and for the compensation hereinafter set forth.

     NOW, THEREFORE, in consideration of the promises and mutual agreements herein contained, the parties hereto agree as follows:

       1. HIFSCO hereby employs Hartford Investment Management to provide investment management services with respect to the assets of the Portfolio and to perform the services hereinafter set forth subject to the terms and conditions of the investment objectives, policies and restrictions of the Portfolio, and Hartford Investment Management hereby accepts such employment and agrees during such period to assume the obligations herein set forth for the compensation herein provided.

     2. Hartford Investment Management shall evaluate and implement an investment program appropriate for the Portfolio which shall be amended and updated from time to time as financial and other economic conditions change as determined by HIFSCO and Hartford Investment Management.

     3. Hartford Investment Management, in consultation with HIFSCO when appropriate, will make all determinations with respect to the investment of the assets of the Portfolio and the purchase or sale of portfolio securities, and shall take such steps as may be necessary to implement the same. Such determinations and services shall include advising the Company's Board of Directors of the manner in which voting rights, rights to consent to corporate action, and any other non-investment decisions pertaining to the Portfolio's securities should be exercised.

     4. Hartford Investment Management will regularly furnish reports with respect to the Portfolio at periodic meetings of the Company's Board of Directors and at such other times as may be reasonably requested by the Company's Board of Directors, which reports shall include Hartford Investment Management's economic outlook and investment strategy and a discussion of the portfolio activity and the performance of the Portfolio since the last report. Copies of all such reports shall be furnished to HIFSCO for examination and review within a reasonable time prior to the presentation of such reports to the Company's Board of Directors.

     5. Hartford Investment Management shall manage the Portfolio in conformity with the Company's Articles of Incorporation and By-laws, each as amended from time to time, and the Investment Company Act of 1940, as amended, other applicable laws, and to the investment objectives, policies and restrictions of the Portfolio as set forth in the Portfolio's prospectus and statement of additional information, or any investment guidelines or other instructions received in writing from HIFSCO, and subject further to such policies and instructions as the Company's Board of Directors may from time to time establish and deliver to Hartford Investment Management.

     6. Hartford Investment Management will select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Portfolio and place, in the name of the Portfolio or its nominees, all such orders. When placing such orders, Hartford Investment Management shall use its best efforts to obtain the best net security price available for the Portfolio. Subject to and in accordance with any directions that the Board of Directors may issue from time to time, Hartford Investment Management may also be authorized to effect individual securities transactions at commission rates in excess of the minimum commission rates available, if Hartford Investment Management determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage or research services provided by such broker or dealer, viewed in terms of either that particular transaction or Hartford Investment Management's overall responsibilities with respect to the Portfolio and Hartford Investment Management's other advisory clients. The execution of such transactions shall not be deemed to represent an unlawful act or breach of any duty created by this Agreement or otherwise. Hartford Investment Management will promptly communicate to the Board of

        Directors such information relating to portfolio transactions as they may reasonably request.

     7. As compensation for the performance of the services by Hartford Investment Management hereunder, HIFSCO shall, as promptly as possible after the last day of each calendar year quarter, pay Hartford Investment Management the equivalent of all direct and indirect expenses incurred in the performance of its duties under this Agreement.

     8. Hartford Investment Management shall not be liable for any loss or losses sustained by reason of any investment including the purchase, holding or sale of any security as long as Hartford Investment Management shall have acted in good faith and with due care; provided, however, that no provision in this Agreement shall be deemed to protect Hartford Investment Management against any liability to the Company or its shareholders by reason of its willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

     9. (a) This Agreement shall be effective on March 3, 1997, shall continue in effect for the same term as the Principal Advisory Contract and shall be submitted to the Company's Board of Directors for reapproval at the same time as the Principal Advisory Contract. This Agreement, unless sooner terminated in accordance with 9(b) below, shall continue in effect from year to year thereafter provided that its continuance is specifically approved at least annually (1) by a vote of the majority of the members of the Board of Directors of the Company or by a vote of a majority of the outstanding voting securities of the Portfolio, and (2) in either event, by the vote of a majority of the members of the Company's Board of Directors who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on this Agreement.

        (b) This Agreement (1) may be terminated with respect to the Portfolio at any time without the payment of any penalty either by vote of the members of the Board of Directors of the Company or by a vote of a majority of the Portfolio's outstanding voting securities, or by HIFSCO on sixty days' prior written notice to Hartford Investment Management,
        (2) shall immediately terminate in the event of its assignment, (3) may be terminated by Hartford Investment Management on sixty days' prior written notice to HIFSCO, but such termination will not be effective until HIFSCO shall have contracted with one or more persons to serve as a successor to Hartford Invest-ment Management for the Portfolio (or Hartford Investment Management or an affiliate of Hartford Investment Management agrees to manage the Portfolio) and such person(s) shall have assumed such position, and (4) will terminate automatically upon termination of the investment management agreement between HIFSCO and the Company.

        (c) As used in this Agreement, the terms "assignment," "interested parties" and "vote of a majority of the Company's outstanding voting securities" shall have the meanings set forth for such terms in the Investment Company Act of 1940, as amended.

        (d) Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the other party or parties at the current office address provided by each party.

     10. Nothing in this Agreement shall limit or restrict the right of any partner, officer, or employee of Hartford Investment Management to engage in any business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of Hartford Investment Management to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

     11. It is the intention of the parties hereto that by this Agreement Hartford Investment Management shall provide HIFSCO with such investment management and advisory services as may be required by HIFSCO in managing and advising the Portfolio pursuant to the terms of the Principal Advisory Contract. No provision of this Agreement shall be construed or interpreted to grant Hartford Investment Management any right or authority not granted to HIFSCO under the Principal Advisory Contract, or to impose on Hartford Investment Management any duty or obligation not otherwise imposed on HIFSCO under the Principal Advisory Contract.

     12. HIFSCO agrees that neither it nor any affiliate of HIFSCO will use Hartford Investment Management's name or refer to Hartford Investment Management or Hartford Investment Management's clients in marketing and promotional materials without prior notification to and authorization by Hartford Investment Management, such authorization not to be unreasonably withheld.

     13. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

     14. The amendment of this Agreement for the sole purpose of adding one or more Portfolios shall not be deemed an amendment affecting an already existing Portfolio and requiring the approval of shareholders of that Portfolio.

     15. To the extent that federal securities laws do not apply, this Agreement and all performance hereunder shall be governed by the laws of the State of Connecticut which apply to contracts made and to be performed in the State of Connecticut.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the 3rd day of March 1997.

                                        HARTFORD INVESTMENT
                                        FINANCIAL SERVICES COMPANY

                                        By:
                                        ----------------------------------------
                                        Title:
                                        ----------------------------------------

                                        THE HARTFORD INVESTMENT
                                        MANAGEMENT COMPANY

                                        By:
                                        ----------------------------------------
                                        Title:
                                        ----------------------------------------

                   AMENDMENT TO INVESTMENT SERVICES AGREEMENT

     Pursuant to the Investment Services Agreement between Hartford Investment Financial Services, LLC and Hartford Investment Management Company dated March 3, 1997 (the "Agreement"), the following fund is hereby included in the Agreement as a Portfolio. All provisions in the Agreement shall apply to the management of the new fund.

     - The Hartford Select MidCap Growth Fund

     This amended Agreement is effective for a period of two years from the date hereof and shall continue in effect thereafter in accordance with the provisions of Section 9 of the Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this agreement to be executed on ________ day of ________, 2006.

                                        HARTFORD INVESTMENT
                                        FINANCIAL SERVICES, LLC

                                        By:
                                        ----------------------------------------
                                        Name:
                                        ----------------------------------------
                                        Title:
                                        ----------------------------------------

                                        HARTFORD INVESTMENT
                                        MANAGEMENT COMPANY

                                        By:
                                        ----------------------------------------
                                        Name:
                                        ----------------------------------------
                                        Title:
                                        ----------------------------------------

                                   APPENDIX C

                 PRINCIPAL EXECUTIVE OFFICERS AND DIRECTORS OF
                     HARTFORD INVESTMENT MANAGEMENT COMPANY

NAME                         POSITION AND PRINCIPAL OCCUPATION         ADDRESS
----                         ---------------------------------         -------
David M. Znamierowski        President and Director              55 Farmington Avenue
                                                                 Hartford, CT 06105

Kevin M. Scarrozzo           Executive Vice President and        55 Farmington Avenue
                             Chief Financial Officer             Hartford, CT 06105

Edmund V. Mahoney            Senior Vice President and           55 Farmington Avenue
                             Chief Compliance Officer            Hartford, CT 06105

Leonard J. Saltiel           Chief Operating Officer, Managing   55 Farmington Avenue
                             Director and Director               Hartford, CT 06105

M. Timothy Corbett           Managing Director and Director      55 Farmington Avenue
                                                                 Hartford, CT 06105

William H. Davison, Jr.      Managing Director and Director      55 Farmington Avenue
                                                                 Hartford, CT 06105

Andrew W. Kohnke             Managing Director                   55 Farmington Avenue
                                                                 Hartford, CT 06105

Nasri A. Toutoungi           Managing Director                   55 Farmington Avenue
                                                                 Hartford, CT 06105

Michael J. Bacevich          Managing Director                   55 Farmington Avenue
                                                                 Hartford, CT 06105

William P. Meaney            Managing Director                   55 Farmington Avenue
                                                                 Hartford, CT 06105

David N. Levenson            Managing Director                   55 Farmington Avenue
                                                                 Hartford, CT 06105

Ronald A. Mendel             Managing Director                   55 Farmington Avenue
                                                                 Hartford, CT 06105

Walter F. Garger             Secretary and Chief Legal Officer   55 Farmington Avenue
                                                                 Hartford, CT 06105

                        PRINCIPAL EXECUTIVE OFFICERS OF
                        THE HARTFORD MUTUAL FUNDS, INC.

                              POSITION AND PRINCIPAL
NAME                                OCCUPATION                      ADDRESS
----                          ----------------------                -------
David M. Znamierowski      President, Chief Executive      c/o Hartford Mutual Funds
                           Officer                         P.O. Box 2999
                                                           Hartford, CT 06104-2999

Tamara L. Fagely           Vice President, Controller      c/o Hartford Mutual Funds
                           and Treasurer                   500 Bielenberg Drive
                                                           Woodbury, MN 55125

Thomas D. Jones III        Vice President and Chief        c/o Hartford Mutual Funds
                           Compliance Officer              P.O. Box 2999
                                                           Hartford, CT 06104-2999

Edward P. Macdonald        Vice President, Secretary and   c/o Hartford Mutual Funds
                           Chief Legal Officer             P.O. Box 2999
                                                           Hartford, CT 06104-2999

                                   APPENDIX D

            5% BENEFICIAL OWNERS OF FUND SHARES AS OF JULY 31, 2006

     As of July 31, 2006, the following shareholders were beneficial owners of the percentages of outstanding shares of the Fund indicated below.

                     THE HARTFORD SELECT MIDCAP GROWTH FUND

                        NAME AND ADDRESS OF         AMOUNT AND NATURE OF   PERCENTAGE OF
CLASS OF SHARES          BENEFICIAL OWNER*          BENEFICIAL OWNERSHIP    CLASS OWNED
---------------         -------------------         --------------------   -------------
Class A           H L Investment Advisors                545,185.038           25.97%
                  ATTN: Marilyn Orr
                  500 Bielenberg Dr
                  Woodbury, MN 55125-4401
Class A           Edward D Jones & Co                    404,376.811           19.26%
                  ATTN: Mutual Fund Shareholder
                  Accounting
                  201 Progress Pkwy
                  Maryland Hts, MO 63043-3009
Class B           Edward D Jones & Co                     28,141.815            8.39%
                  ATTN: Mutual Fund Shareholder
                  Accounting
                  201 Progress Pkwy
                  Maryland Hts, MO 63043-3009
Class B           H L Investment Advisors                 20,193.153            6.02%
                  ATTN: Marilyn Orr
                  500 Bielenberg Dr
                  Woodbury, MN 55125-4401
Class C           H L Investment Advisors                 20,193.153            5.89%
                  ATTN: Marilyn Orr
                  500 Bielenberg Dr
                  Woodbury, MN 55125-4401
Class Y           State Street Bank & Trust Cust       1,050,288.494           41.33%
                  FBO The Hartford Balanced
                  Allocation
                  ATTN: Marilyn Orr
                  500 Bielenberg Dr
                  Woodbury, MN 55125-4401
Class Y           State Street Bank & Trust Cust         939,068.781           36.95%
                  FBO The Hartford Growth
                  Allocation
                  ATTN: Marilyn Orr
                  500 Bielenberg Dr
                  Woodbury, MN 55125-4401

                        NAME AND ADDRESS OF         AMOUNT AND NATURE OF   PERCENTAGE OF
CLASS OF SHARES          BENEFICIAL OWNER*          BENEFICIAL OWNERSHIP    CLASS OWNED
---------------         -------------------         --------------------   -------------
Class Y           State Street Bank & Trust Cust         291,072.883           11.45%
                  FBO The Hartford Aggressive
                  Growth
                  ATTN: Marilyn Orr
                  500 Bielenberg Dr
                  Woodbury, MN 55125-4401
Class Y           State Street Bank & Trust Cust         236,004.367            9.29%
                  FBO The Hartford Conservative
                  Allocation
                  ATTN: Marilyn Orr
                  500 Bielenberg Dr
                  Woodbury, MN 55125-4401

* Each entity set forth in this column is the shareholder of record and may be deemed to be the beneficial owner of certain of the shares listed for certain purposes under the securities laws, although certain of the entities generally do not have an economic interest in these shares and would ordinarily disclaim any beneficial ownership therein.